Exhibit No. 24

                                POWER OF ATTORNEY

     Washington Gas Light Company, for itself, and each person whose signature appears below, appoints James H. DeGraffenreidt, Jr., Joseph M. Schepis, Frederic M. Kline and John K. Keane, Jr., and each of them individually, as attorneys-in-fact to execute and to file a Registration Statement under the Securities Act of 1933 for the registration of 1,000,000 shares of common stock of Washington Gas Light Company and to execute and file all amendments and post-effective amendments to the Registration Statement.


Date:  March 31, 1999                        WASHINGTON GAS LIGHT COMPANY


                                     By:     JAMES H. DeGRAFFENREIDT, JR.
                                        ---------------------------------------
                                        (James H. DeGraffenreidt, Jr., Chairman
                                              and Chief Executive Officer)

          NAMES                              TITLE                     DATE
------------------------------      -------------------------     -------------
JAMES H. DeGRAFFENREIDT, JR.        Chairman of the Board and     March 31, 1999
------------------------------       Chief Executive Officer
(James H. DeGraffenreidt, Jr.)            and Director

       JOSEPH M. SCHEPIS          President and Chief Operating   March 31, 1999
------------------------------        Officer and Director
      (Joseph M. Schepis)

       FREDERIC M. KLINE          Vice President, Treasurer and   March 31, 1999
------------------------------       Chief Financial Officer
      (Frederic M. Kline)           (Principal Financial Officer)

     ROBERT E. TUORINIEMI                  Controller             March 31, 1999
------------------------------    (Principal Accounting Officer)
    (Robert E. Tuoriniemi)

        MICHAEL D. BARNES                   Director              March 31, 1999
------------------------------
       (Michael D. Barnes)

        FRED J. BRINKMAN                    Director              March 31, 1999
------------------------------
       (Fred J. Brinkman)

    DANIEL J. CALLAHAN, III                 Director              March 31, 1999
------------------------------
   (Daniel J. Callahan, III)

      ORLANDO W. DARDEN
------------------------------              Director              March 31, 1999
     (Orlando W. Darden)

      MELVYN J. ESTRIN                      Director              March 31, 1999
------------------------------
     (Melvyn J. Estrin)

       PHILIP A. ODEEN                      Director              March 31, 1999
------------------------------
      (Philip A. Odeen)

      KAREN HASTIE WILLIAMS                 Director              March 31, 1999
------------------------------
     (Karen Hastie Williams)

                                                                     EXHIBIT 24


                           CERTIFIED BOARD RESOLUTIONS

     I, Douglas V. Pope, Secretary of Washington Gas Light Company ("Company"), hereby certify that the following resolutions were adopted by the Company's Board of Directors on March 31, 1999:

               RESOLVED, That the general terms of the proposal outlined at this meeting to issue up to 1,000,000 shares of authorized but unissued Washington Gas Light Company ("Company") Common Stock, $1.00 par value ("Common Stock"), through the Company's 1999 Incentive Stock Compensation Plan (the "Plan") is approved; and further

               RESOLVED, That the Registration Statement on Form S-8 (the "Registration Statement") presented to this meeting is approved and adopted, and the officers of the Company are authorized to cause up to 1,000,000 shares of the Common Stock of the Company to be issued in accordance with the provisions of the Plan as therein provided; and further

               RESOLVED, That James H. DeGraffenreidt, Jr., Joseph M. Schepis, Frederic M. Kline, Shelley C. Jennings and Robert E. Tuoriniemi ("Authorized Officers"), and each of them, are authorized to execute in the name and on behalf of the Company the Registration Statement substantially in the form as presented to this meeting, and cause it to be filed with the Securities and Exchange Commission, and with all other appropriate governmental and private organizations; and further

               RESOLVED, That the Company, each member of the Company's Board of Directors and each of the Authorized Officers are authorized to execute a power of attorney appointing James H. DeGraffenreidt, Jr., Joseph M. Schepis, John K. Keane, Jr., Frederic M. Kline, Shelley C. Jennings and Robert E. Tuoriniemi each of them individually, as attorneys-in-fact to execute the Registration Statement, and any amendments thereto, and cause it to be filed with the Securities and Exchange Commission and with all other appropriate governmental and private organization.


                                                       /s/ DOUGLAS V. POPE
                                                     __________________________
                                                           Douglas V. Pope
                                                             Secretary

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